Exhibit 99

NEWS RELEASE

CONTACT:
Randi Sonenshein
Senior Vice President, Finance and Strategy
713-331-4967
(rsonenshein@stage.com)

Stage Stores Announces Aid for Communities, Guests and Associates Impacted by Hurricane Harvey

HOUSTON, TX, September 6, 2017 - Houston-based retailer Stage Stores, Inc. (NYSE: SSI) today announced that it is delivering aid to communities, guests and associates impacted by Hurricane Harvey.

“I am incredibly proud of our associates, whose generosity and empathy for affected communities, guests and other associates, reinforces our mission to be the heart of every town we serve,” said Michael Glazer, President and Chief Executive Officer. “To date, Stage associates have worked tirelessly to raise more than $750,000 for those impacted by this tragic event. Beyond the contributions of money, merchandise and supplies, I continue to be humbled by the numerous stories of the dedication, bravery and commitment of our associates to provide their time and energy to assist the communities we serve during this time of need. Our goal is to not only help our guests recover from this devastating storm, but to help the more than 300 Stage associates who also suffered losses. Beyond our initial efforts, we remain committed to providing relief throughout the recovery process, as do our generous vendors and business partners, to whom we are deeply grateful for their contributions and support.”

Mr. Glazer continued, “Internally, our teams have initiated our disaster recovery plans with tremendous speed and efficiency to minimize the impact on our operations. As of September 6, all of our stores in the impacted region are open and operational, with the exception of approximately 10 locations, or one percent of our fleet. Together with our insurance carriers, we continue to assess and remediate the damage suffered at these stores, the extent of which is modest at most locations. While we are committed to reopening these stores as quickly as possible to serve our communities in their time of need, we remain focused on ensuring that our guests and associates have a safe, comfortable experience.”

About Stage Stores
Stage Stores, Inc. is a leading retailer of trend-right, name-brand values for apparel, accessories, cosmetics, footwear and home goods.  As of September 6, 2017, the Company operates in 42 states through 792 BEALLS, GOODY'S, PALAIS ROYAL, PEEBLES and STAGE specialty department stores and 58 GORDMANS off-price stores, as well as an e-commerce website at www.stage.com.  For more information about Stage Stores, visit the Company’s website at corporate.stage.com.

Caution Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, economic conditions, cost and availability of goods, inability to successfully execute strategic initiatives, competitive pressures, economic pressures on the Company and its customers, freight costs, the risks discussed in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”), and other factors discussed from time to time in the Company’s other SEC filings. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and SEC filings.